Supplemental Agreement No. 92

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 92 (SA-92) is entered into as of December 21, 2015, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

RECITALS:

WHEREAS, Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft), collectively the “Aircraft”. This SA-92 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement. The 737-7H4 Aircraft are also defined as “Block 700LUV Aircraft” and the 737-8H4 Aircraft as “Block 800LUV Aircraft”.

WHEREAS, Buyer has elected to substitute the purchase of twenty-five (25) Block 800LUV Aircraft in place of twenty-five (25) Block 700LUVAircraft currently listed on Table 1a to the Purchase Agreement, in accordance with the terms set forth in Letter Agreement SWA-PA-1810-LA-1105883, Aircraft Model Substitution.

WHEREAS, Boeing and Buyer desire to accelerate the scheduled delivery months for (5) Block 700LUV Aircraft substituted to Block 800LUV Aircraft in this SA-92 as follows: three (3) deliveries in May 2017 and two (2) deliveries in June 2017 accelerate to two (2) in November 2016 and three (3) in December 2016, respectively.

WHEREAS, Buyer has elected to exercise its right to purchase twelve (12) Option Aircraft with scheduled delivery months in 2017 as Block 800LUV Aircraft (Exercised Option Aircraft) in accordance with the terms set forth in Letter Agreement SWA-PA-1810-LA-1105884R1, Option Aircraft and Letter Agreement SWA-PA-1810-LA-1105883, Aircraft Model Substitution.

WHEREAS, Boeing and Buyer have previously agreed to cancel twelve (12) Option Aircraft with scheduled delivery months in 2016 (Canceled Options) pursuant to

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-92-1
BOEING PROPRIETARY

Letter Agreement SWA-PA-1810-LA-1501773, Cancelation of Option Aircraft, executed on July 6, 2015 and the parties desire to make certain administrative updates to the Purchase Agreement to reflect such cancellation.

WHEREAS, Boeing and Buyer have agreed to add twenty-one (21) incremental Block 800LUV Aircraft to the Purchase Agreement (SA-92 Incremental Aircraft), with thirteen (13) scheduled to deliver in 2017 and eight (8) scheduled to deliver in 2018.

WHEREAS, Boeing and Buyer desire to designate the remaining twelve (12) Option Aircraft scheduled to deliver in 2018, as described in Letter Agreement SWA-PA-1810-LA-1105884R1, Option Aircraft, to be Model 737-8H4 Aircraft rather than Model 737-7H4 Aircraft.

WHEREAS, Boeing and Buyer desire to add six (6) new Option Aircraft scheduled to deliver in 2018 as model 737-87H Aircraft (SA-92 Option Aircraft), resulting in a total of eighteen (18) Option Aircraft with scheduled delivery months in 2018.

WHEREAS, the parties desire to amend the Purchase Agreement as hereinafter set forth to make certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.    TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and a new Table of Contents (attached), which lists Tables, Exhibits and Letter Agreements revised by this Supplemental Agreement No. 92 and identified by “SA-92”. Such revised Table of Contents, by this reference, is incorporated in the Purchase Agreement.

2.    BASIC ARTICLES.

Article 1, Subject Matter of Sale, and Article 3, Price of Aircraft, are deleted in their entity and replaced by new Article 1 and Article 3 (attached) and incorporated into the Purchase Agreement by this reference. Such new Articles 1 and 3 reflect the incorporation of the new Table 1d, added to the Purchase Agreement in this SA-92.

3.    TABLES.

3.1    Table 1a, Aircraft Delivery, Description, Price and Advance Payments - Block 700LUV Aircraft, is deleted in its entirety as the twenty-five (25) Block 700LUV Aircraft previously listed on Table 1a are substituted to Block 800LUV Aircraft in this SA-92 and will now be listed on Table 1c to the Purchase Agreement. All references to Table 1a are hereby removed from the Purchase Agreement.

3.2    Table 1c, Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration), is deleted in its entirety and replaced by a new Table 1c (attached). The new Table 1c (i) adds the twenty-five (25) Block 700LUV Aircraft substituted to Block 800LUV Aircraft in this SA-92 and (ii) accelerates the scheduled delivery month for

P.A. No. 1810	SA-92-2
BOEING PROPRIETARY

three (3) deliveries from May 2017 and two (2) deliveries from June 2017 to two (2) in November 2016 and three (3) in December 2016, respectively.

3.3    A new Table 1d, Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration), is hereby added to the Purchase Agreement and lists the Exercised Option Aircraft and SA-92 Incremental Aircraft, collectively referred to hereinafter as “Table 1d Aircraft” as the context dictates.

4.    EXHIBITS.

4.1    Exhibit A-5 737-7H4 Aircraft Configuration is deleted in its entirety.

4.2    Attachment B, Buyer Furnished Equipment Variables, to Exhibit E of the Purchase Agreement is deleted in its entirety and a replaced by a new Attachment B (attached) which adds the BFE on dock dates for the Table 1d Aircraft.

5.    LETTER AGREEMENTS.

5.1    Letter Agreement SWA-PA-1810-LA-1001315R3, ***, is deleted in its entirety and replaced by a new Letter Agreement SWA-PA-1810-LA-1001315R4, including a revised Attachment A (attached). The new Letter Agreement reflects the (i) substitution of Aircraft 41-62 to Block 800LUV Aircraft, (ii) correction of one (1) delivery month and (iii) ***.

5.2    Letter Agreement SWA-PA-1810-LA-1003490R3, ***, is deleted in its entirety and replaced by a new Letter Agreement SWA-PA-1810-LA-1003490R4 (attached), which adds the applicability of the Table 1d Aircraft to the terms of this Letter Agreement.

5.3    Letter Agreement SWA-PA-1810-LA-1105884R1, Option Aircraft, is deleted in its entirety and replaced by a new Letter Agreement SWA-PA-1810-LA-1105884R2, including revised Attachments (attached). The new Letter Agreement reflects the (i) removal of the Canceled Options (ii) removal of the Exercised Option Aircraft (iii) substitution of 737-8H4 Aircraft as “Option Aircraft” in lieu of 737-7H4 Aircraft and (iv) addition of the SA-92 Option Aircraft.

5.4    Letter Agreement SWA-PA-1810-LA-1105886R1, ***, is deleted in its entirety and replaced by a new Letter Agreement SWA-PA-1810-LA-1105886R2 (attached), which adds the applicability of the Table 1d Aircraft to the terms of this Letter Agreement and deletes references to Table 1a and Block 700LUV Aircraft.

5.5    Letter Agreement SWA-PA-1810-LA-1105888R4, ***, is deleted in its entirety and replaced by a new Letter Agreement SWA-PA-1810-LA-1105888R5 (attached), which (i) adds the applicability of the Table 1d Aircraft to certain terms of this Letter Agreement (ii) deletes references to Table 1a and Block 700LUV Aircraft and (iii) makes administrative updates to defined terms due to changes to the Purchase Agreement set forth in this SA-92.

P.A. No. 1810	SA-92-3
BOEING PROPRIETARY

5.6    Letter Agreement SWA-PA-1810-LA-1303010, ***, is deleted in its entirety and replaced by a new Letter Agreement SWA-PA-1810-LA-1303010R1 (attached), which makes administrative changes including removing references to Block 700LUV Aircraft, ***.

5.7    A new Letter Agreement SWA-PA-1810-LA-1504814, ***, is hereby added to the Purchase Agreement ***.

5.8    Letter Agreement SWA-PA-01810/03729-LA-1301169, ***, no longer applies, is deleted in its entirety and marked as inactive.

6.    ADVANCE PAYMENT IMPACTS.

***

[Signature page follows.]

[Remainder of page intentionally left blank.]

P.A. No. 1810	SA-92-4
BOEING PROPRIETARY

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jon W. Lewis	By: /s/ Michael Van de Ven
Its: Attorney-In-Fact	Its: EVP &COO

P.A. No. 1810	SA-92-5
BOEING PROPRIETARY

Page	SA
Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-92

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3‑1	SA-92

4.	Taxes	4-1

5.	Payment	5‑1

6.	Excusable Delay	6‑1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10‑1

11.	Termination for Certain Events	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14‑1

15.	Miscellaneous	15‑1

P.A. No. 1810	i
K/SWA		SA-92

SA
Number

TABLE

1b	Aircraft Information Table - Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table - Block 800LUV Aircraft	SA-92
(non-ETOPS Configuration)
1d	Aircraft Information Table - Block 800LUV Aircraft	SA-92
(non-ETOPS Configuration)

EXHIBITS

A-6	Aircraft Configuration - Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration - Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A - 737-7H4 Aircraft (through 2012)
	Attachment B - 737-8H4 Aircraft (2012-2018)	SA-92

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-92

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential Information	SA-75

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R4	***	SA-92
	Attachment A	SA-92

SWA-PA-1810-LA-1003498R1	***	SA-75

SWA-PA-1810-LA-1003490R4	***	SA-92

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884R2	Option Aircraft	SA-92
	Attachment A - Model 737-8H4 Aircraft	SA-92
	Attachment B - Option Aircraft Information Table	SA-92

SWA-PA-1810-LA-1105885R3	***	SA-90

SWA-PA-1810-LA-1105886R2	***	SA-92

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888R5	***	SA-92

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-1810-LA-1303010R1	***	SA-92

SWA-PA-1810-LA-1504814	***	SA-92

P.A. No. 1810	iii
K/SWA		SA-92

ADDITIONAL LETTERS (FOR REFERENCE) - INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer - Enhanced Ground Proximity
Warning System (EGPWS) - Activiation - Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer - ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table		Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75
1a	Aircraft Information Table - Block 700LUV Aircraft	SA-91	Deleted Under SA-92

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration - 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
A-5	Aircraft Configuration - Block 700LUV Aircraft	SA-75	Deleted under SA-92
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations -	SA-13	Inactive

P.A. No. 1810	iv
K/SWA		SA-92

Exhibits	Title	Lase Updated under SA	Current Status
Aircraft Price Adjustment (July 1999 Base Price)
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive

P.A. No. 1810	v
K/SWA		SA-92

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive
SWA-PA-01810/03729-LA-1301169	***	SA-2 to PA 3729	Inactive

P.A. No. 1810	vi
K/SWA		SA-92

ARTICLE 1.    Subject Matter of Sale.

1.1    The Aircraft.

1.1.1    The Aircraft - Model 737-700 (Block A through L, Block T, and Block 700LUV). Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 737‑7H4 aircraft listed in Table 1 and Table 1a, “Aircraft Information Table,” of this Agreement which are identified therein as the Block A through L Aircraft, Block T Aircraft (including Block T-W, T-W-1/T-W-1a, T-W-2/T-W-2a, T-W-2b, and T-W-2c), and Block 700LUV Aircraft, collectively referred to as the “737-7H4 Aircraft,” and manufactured in accordance with the configuration described in Exhibit A, Exhibit A-Winglet, Exhibit A-1-Winglet, Exhibit A-1A, Exhibit A-2, Exhibit A-3, Exhibit A-4, or Exhibit A-5 as applicable, as modified from time to time in accordance with this Agreement (737-7H4 Detail Specification).

1.1.2    The Aircraft - Model 737-800 (Block 800LUV). Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 737‑8H4 aircraft listed in Table 1b, Table 1c and Table 1d, “Aircraft Information Table,” to this Agreement which are identified therein as the Block 800LUV Aircraft, referred to as the “737-8H4 Aircraft,” and manufactured in accordance with the configuration described in Exhibit A-6 and Exhibit A-7, as applicable and as modified from time to time in accordance with this Agreement (737-8H4 Detail Specification).

1.1.3    The 737-7H4 Aircraft and 737-8H4 Aircraft described in this Article 1 shall be collectively referred to as the Aircraft (the Aircraft); and

1.1.4    The 737-7H4 Detail Specification and 737-8H4 Detail Specification described in this Article 1 shall be collectively referred to as the Detail Specification (Detail Specification).

1.2    Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

1.3    Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail

P.A. No. 1810	1-1
SA-92

Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

1.4    Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

P.A. No. 1810	1-2
SA-92

ARTICLE 3.    Price of Aircraft.

3.1    Definitions.

3.1.1    Special Features are the features incorporated in Exhibit A, Exhibit A-Winglet, Exhibit A-1-Winglet, Exhibit A-1A, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, or Exhibit A-7 collectively referred to as “Exhibit A,” as applicable, which have been selected by Buyer.

3.1.2    Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

3.1.3    Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

3.1.4    Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D, Exhibit D-1, or Exhibit D-2 as applicable.

3.1.5    Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

3.2    Aircraft Basic Price.

3.2.1    The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars.

3.2.2    The Aircraft Basic Price for Block T Aircraft, Block T-W Aircraft, Block T-W-1 Aircraft, Block T-W-1a Aircraft, Block T-W-2 Aircraft Block T-W-2a Aircraft, Block T-W-2b, and Block T-W-2c is expressed in July 1999 dollars as set forth in Table 1 of the Agreement.

3.2.3    The Aircraft Basic Price for Block 700LUV Aircraft and Block 800LUV Aircraft is expressed in July 2011 dollars as set forth in Table 1a and Tables 1b, 1c and 1d, respectively, of the Agreement.

3.3    Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1    the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft,*** for the Block F and G Aircraft,*** for the Block H Aircraft,*** for the Block I Aircraft,

P.A. No. 1810	3-1	SA-92
K/SWA

*** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft, *** for the Block T Aircraft, ***for the Block T-W Aircraft, *** for the Block T-W-1 Aircraft, the Block T-W-1a Aircraft, the Block T-W-2 Aircraft, the Block T-W-2a, *** for the Block T-W-2b Aircraft, *** for the Block T-W-2c Aircraft, *** for the Block 700LUV Aircraft, and *** for the Block 800LUV Aircraft; plus

3.3.2    the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Block A through L Aircraft; in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Block T Aircraft, Block T-W Aircraft, Block T-W-1 Aircraft, Block T-W-1a Aircraft, Block T-W-2 Aircraft, Block T-W-2a Aircraft, Block T-W-2b Aircraft, and Block T-W-2c Aircraft; and in Exhibit D-2 (Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment) for Block 700LUV Aircraft and Block 800LUV Aircraft; plus

3.3.3    other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4    Advance Payment Base Price.

3.4.1    Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement, or as of the date amended. The Advance Payment Base Price of each Aircraft is set forth in Table 1, Table 1a, Table 1b, Table 1c and Table 1d.

3.4.2    Adjustment of Advance Payment Base Prices - Long‑Lead Aircraft (Aircraft with delivery prior to 2012). For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices

P.A. No. 1810	3-2	SA-92
K/SWA

appearing in Table 1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then‑current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Price.

P.A. No. 1810	3-3	SA-92
K/SWA

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:	D019A001SWA38P-1 Rev C (3/29/2013)

Engine Model/Thrust:	CFM56-7B27	27300 pounds	Note 1	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Base Aircraft Price:	***	Engine Price Base Year/Escalation Formula:	N/A	N/A

Special Features:	***

Add'l Features/Changes	***

Total Special Features (Exhibit A-7)	***

Sub-Total of Airframe and Features:	***	Aircraft Price Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2013	3	***	36933, 36912, 36914	***		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526	***		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731	***		***	***	***	***	***
Mar-2014	2	***	37004, 36896	***		***	***	***	***	***
Apr-2014	3	***	42384, 36894, 36895	***		***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	***		***	***	***	***	***
Jun-2014	4	***	36898, 36905, 42522, 42523	***		***	***	***	***	***
Jun-2014	2	***	60082, 60083	***	OPEX	***	***	***	***	***
Jul-2014	1	***	36911	***		***	***	***	***	***
Jul-2014	3	***	60084, 60085, 60086	***	OPEX	***	***	***	***	***
Aug-2014	4	***	36907, 42525, 36935, 42528	***		***	***	***	***	***
Sep-2014	2	***	42527, 42531	***		***	***	***	***	***
Sep-2014	1	***	36909	***		***	***	***	***	***
Oct-2014	1	***	36920	***		***	***	***	***	***
Nov-2014	1	***	36971	***		***	***	***	***	***

SWA-PA-01810		SA-92
63879 / 63887 / 64110 / 64111 / 66379 / 68788 / 70150 / 73631 / 82233	Boeing Proprietary	Page 1

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2014	2	***	37037, 37045	***		***	***	***	***	***
Dec-2014	2	***	42529, 42530	***		***	***	***	***	***
Dec-2014	2	***Note 3	42524, 35973	***		***	***	***	***	***
Jan-2015	2	***	36899, 42535	***		***	***	***	***	***
Feb-2015	3	***	36901, 36654, 36906	***		***	***	***	***	***
Mar-2015	2	***	36902, 36936	***		***	***	***	***	***
Apr-2015	2	***	36649, 36652	***		***	***	***	***	***
May-2015	2	***	36903, 36657	***		***	***	***	***	***
Jun-2015	2	***	36655, 36656	***		***	***	***	***	***
Nov-2015	3	***	36937, 36715, 36940	***		***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***		***	***	***	***	***
Jan-2016	2	***	36650, 36735	***		***	***	***	***	***
Feb-2016	3	***	36904, 36932, 36737	***		***	***	***	***	***
Mar-2016	2	***	36651, 36738	***		***	***	***	***	***
Apr-2016	1	***	36653	***		***	***	***	***	***
May-2016	5	***	36658, 36939, 33937, 36938, 36723	***		***	***	***	***	***
Jun-2016	1	***	36916	***		***	***	***	***	***
Jul-2016	3	***	36921, 36945, 33942	***		***	***	***	***	***
Aug-2016	4	***	36678, 36661, 35965, 36728	***		***	***	***	***	***
Sep-2016	3	***	36977, 36923, 41530	***		***	***	***	***	***
Oct-2016	3	***	36666, 38812, 38813	***		***	***	***	***	***
Nov-2016	3	***	36670, 38814, 41531	***		***	***	***	***	***
Nov-2016	2	***	36925, 36944	***		***	***	***	***	***
Dec-2016	1	***	38816	***		***	***	***	***	***
Dec-2016	3	***	36975, 36943, 36976	***		***	***	***	***	***
Jan-2017	2	***	42532, 36910	***		***	***	***	***	***
Feb-2017	3	***	36969, 36970, 36922	***		***	***	***	***	***
Mar-2017	3	***	36972, 36949, 36946	***		***	***	***	***	***
Apr-2017	2	***	36974, 36927	***		***	***	***	***	***

SWA-PA-01810		SA-92
63879 / 63887 / 64110 / 64111 / 66379 / 68788 / 70150 / 73631 / 82233	Boeing Proprietary	Page 2

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2018	1	***	36926	***		***	***	***	***	***
Feb-2018	2	***	42545, 42533	***		***	***	***	***	***
Mar-2018	2	***	42534, 36928	***		***	***	***	***	***
Apr-2018	3	***	36968, 36952, 36954	***		***	***	***	***	***
May-2018	2	***	36951, 36957	***		***	***	***	***	***
Total:	117

Notes:
1) ***
2) The sub-block identifier is used to denote applicability of certain business terms as referenced in Letter Agreement SWA-PA-1810-LA-1105888R4 to the Purchase Agreement.
3) ***

SWA-PA-01810		SA-92
63879 / 63887 / 64110 / 64111 / 66379 / 68788 / 70150 / 73631 / 82233	Boeing Proprietary	Page 3

Table 1d To
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174,200 pounds	Detail Specification:	D019A001SWA38 (1/9/2015)

Engine Model/Thrust:	CFM56-7B27	27,300 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Airframe Price:	***	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Deposit per Exercised Option Aircraft (OPEX):	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
May-2017	2	***		OPEX	***	***	***	***	***
Jun-2017	1	***		OPEX	***	***	***	***	***
Jul-2017	1	***			***	***	***	***	***
Jul-2017	2	***		OPEX	***	***	***	***	***
Sep-2017	5	***			***	***	***	***	***
Oct-2017	3	***			***	***	***	***	***
Oct-2017	1	***		OPEX	***	***	***	***	***
Nov-2017	2	***			***	***	***	***	***
Nov-2017	2	***		OPEX	***	***	***	***	***
Dec-2017	2	***			***	***	***	***	***
Dec-2017	4	***		OPEX	***	***	***	***	***
Jan-2018	2	***			***	***	***	***	***
Feb-2018	2	***			***	***	***	***	***

SWA-PA-01810		SA-92
82233	Boeing Proprietary	Page 1

Table 1d To
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
May-2018	2	***		***	***	***	***	***
Jun-2018	2	***		***	***	***	***	***
Total:	33

Notes:
1) ***

SWA-PA-01810		SA-92
82233	Boeing Proprietary	Page 2

Attachment B to Exhibit E of PA 1810

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL737-7H4 and 737-8H4 AIRCRAFT

This Attachment B to Exhibit E of Purchase Agreement No. 1810 contains supplier selection dates, preliminary on-dock dates and other requirements applicable to the 737-7H4 Aircraft and 737-8H4 Aircraft.

1. Supplier Selection for 737-8H4 Aircraft.
Buyer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	~~March 1, 2011~~ Completed

Galley Inserts	~~March 1, 2011~~ Completed

Seats (passenger)	~~January 17, 2011~~ Completed
Miscellaneous Emergency Equipment	~~March 1, 2011~~ Completed

2. Preliminary On-dock Dates for 737-7H4 Aircraft & 737-8H4 Aircraft.
For planning purposes, preliminary BFE on-dock dates are set forth below:

Preliminary On-Dock Dates Month of Delivery
Item	Mar 2012	Apr 2012	May 2012	Jun-2012	Jul 2012	Aug 2012	Sep 2012
Seats	1/23/2012	2/21/2012	3/22/2012	4/20/2012	5/22/2012	6/21/2012	7/23/2012
Galleys/Furnishings	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Antennas & Mounting Equipment	11/23/2011	12/21/2011	1/23/2012	2/20/2012	3/22/2012	4/20/2012	5/23/2012
Avionics	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Cabin Systems Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012

Attachment B to Exhibit E of PA 1810		SA-92

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Textiles/Raw Material	9/29/2011	10/28/2011	12/1/2011	1/10/2012	2/9/2012	3/9/2012	4/9/2012
Cargo Systems (Singe Aisle Programs)	1/3/2012	1/31/2012	3/1/2012	3/30/2012	5/1/2012	5/31/2012	7/2/2012
Provision Kits (Single Aisle Programs)	9/2/2011	9/30/2011	11/1/2011	11/30/2011	1/3/2012	1/31/2012	3/2/2012
Radomes (Single Aisle Programs)	12/16/2011	1/13/2012	2/15/2012	3/13/2012	4/16/2012	5/14/2012	6/15/2012

Preliminary On-Dock Dates Month of Delivery
Item	Oct 2012	Nov 2012	Dec 2012	Jan-2013	Feb-2013	Mar-2013	Apr-2013
Seats	8/23/2012	9/20/2012	10/23/2012	11/20/2012	12/13/2012	1/23/2013	2/20/2013
Galleys/Furnishings	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Antennas & Mounting Equipment	6/22/2012	7/20/2012	8/23/2012	9/20/2012	10/12/2012	11/21/2012	12/20/2012
Avionics	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Cabin Systems Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Miscellaneous Emergency Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Textiles/Raw Material	5/10/2012	6/7/2012	7/11/2012	8/8/2012	8/29/2012	10/1/2012	10/29/2013
Cargo Systems (Singe Aisle Programs)	8/2/2012	8/30/2012	10/2/2012	10/30/2012	11/21/2012	1/2/2013	1/30/2013
Provision Kits (Single Aisle Programs)	4/2/2012	4/30/2012	6/1/2012	6/29/2012	7/20/2012	9/4/2012	10/1/2012
Radomes (Single Aisle Programs)	7/16/2012	8/13/2012	9/17/2012	10/12/2012	11/6/2012	12/17/2012	1/13/2013

Preliminary On-Dock Dates Month of Delivery
Item	May-2013	Jun-2013	July 2013	Aug 2013	Sep 2013	Oct 2013	Nov 2013
Seats	3/21/2013	4/22/2013	5/22/2013	6/20/2013	7/23/2013	8/22/2013	9/20/2013
Galleys/Furnishings	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013
Antennas & Mounting Equipment	1/21/2013	2/22/2013	3/22/2013	4/19/2013	5/23/2013	6/21/2013	7/19/2013
Avionics	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013
Cabin Systems Equipment	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013

Attachment B to Exhibit E of PA 1810		SA-92

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013
Textiles/Raw Material	11/29/2012	1/9/2013	2/8/2013	4/5/2013	4/9/2013	5/9/2013	6/7/2013
Cargo Systems (Singe Aisle Programs)	3/1/2013	4/1/2013	5/1/2013	5/30/2013	7/2/2013	8/1/2013	8/30/2013
Provision Kits (Single Aisle Programs)	11/1/2012	12/3/2012	1/2/2013	1/30/2013	3/1/2013	4/1/2013	4/30/2013
Radomes (Single Aisle Programs)	2/14/2013	3/15/2013	4/15/2013	5/13/2013	6/17/2013	7/15/2013	8/13/2013

Preliminary On-Dock Dates Month of Delivery
Item	Dec 2013	Jan 2014	Feb 2014	Mar-2014	Apr 2014	May 2014	Jun 2014
Seats	10/23/2013	11/19/2013	12/13/2013	1/23/2014	2/20/2014	3/21/2014	4/22/2014
Galleys/Furnishings	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Antennas & Mounting Equipment	8/23/2013	9/19/2013	10/14/2013	11/22/2013	12/20/2013	1/21/2014	2/21/2014
Avionics	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Cabin Systems Equipment	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Miscellaneous Emergency Equipment	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Textiles/Raw Material	7/11/2013	8/7/2013	8/29/2013	10/1/2013	10/29/2013	11/27/2013	1/9/2014
Cargo Systems (Singe Aisle Programs)	10/2/2013	10/29/2013	11/22/2013	1/2/2014	1/30/2014	3/1/2014	4/2/2014
Provision Kits (Single Aisle Programs)	6/3/2013	6/28/2013	7/22/2013	9/3/2013	9/30/2013	11/1/2013	12/2/2013
Radomes (Single Aisle Programs)	10/11/2013	10/11/2013	11/6/2013	12/16/2013	1/13/2014	2/14/2014	3/14/2014

Preliminary On-Dock Dates Month of Delivery
Item	Jul 2014	Aug 2014	Sep 2014	Oct 2014	Nov 2014	Dec 2014	Jan 2015
Seats	5/21/2014	6/20/2014	7/23/2014	8/21/2014	9/23/2014	10/24/2014	11/18/2014
Galleys/Furnishings	5/14/2014	6/13/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Antennas & Mounting Equipment	3/21/2014	6/13/2014	5/23/2014	6/20/2014	7/23/2014	8/25/2014	9/18/2014
Avionics	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Cabin Systems Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014

Attachment B to Exhibit E of PA 1810		SA-92

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Textiles/Raw Material	2/7/2014	3/10/2014	4/9/2014	5/8/2014	6/10/2014	7/14/2014	8/6/2014
Cargo Systems (Singe Aisle Programs)	5/1/2014	5/30/2014	7/2/2014	7/31/2014	9/2/2014	10/3/2014	10/28/2014
Provision Kits (Single Aisle Programs)	1/2/2014	1/30/2014	3/3/2014	3/31/2014	5/2/2014	8/4/2014	6/27/2014
Radomes (Single Aisle Programs)	4/14/2014	5/13/2014	6/16/2014	7/14/2014	8/15/2014	9/17/2014	10/10/2014

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2015	Mar 2015	Apr 2015	May 2015	Jun 2015	Jul 2015
Seats	12/15/2014	1/22/2015	2/19/2015	3/23/2015	4/22/2015	5/21/2015
Galleys/Furnishings	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Antennas & Mounting Equipment	10/15/2014	11/21/2014	12/19/2014	1/23/2015	2/23/2015	3/20/2015
Avionics	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	3/13/2015
Cabin Systems Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Miscellaneous Emergency Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Textiles/Raw Material	8/29/2014	11/17/2014	10/28/2014	12/1/2014	1/9/2015	5/14/2015
Cargo Systems (Singe Aisle Programs)	11/24/2014	1/2/2015	1/29/2015	3/2/2015	4/1/2015	4/30/2015
Provision Kits (Single Aisle Programs)	7/24/2014	9/2/2014	9/29/2014	11/2/2015	12/1/2014	12/23/2014
Radomes (Single Aisle Programs)	11/7/2014	12/15/2014	1/12/2015	2/16/2015	3/16/2015	4/14/2015

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2015	Sep 2015	Oct 2015	Nov 2015	Dec 2015	Jan 2016
Seats	6/22/2015	7/23/2015	8/21/2015	9/22/2015	10/22/2015	11/18/2015
Galleys/Furnishings	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Antennas & Mounting Equipment	4/22/2015	5/22/2015	6/22/2015	7/22/2015	8/21/2015	9/18/2016
Avionics	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Cabin Systems Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015

Attachment B to Exhibit E of PA 1810		SA-92

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Textiles/Raw Material	3/10/2015	4/9/2015	5/8/2015	6/9/2015	7/10/2015	8/6/2015
Cargo Systems (Singe Aisle Programs)	5/1/2015	7/2/2015	8/1/2015	9/1/2015	10/1/2015	10/28/2015
Provision Kits (Single Aisle Programs)	2/2/2015	3/2/2015	4/1/2015	5/1/2015	6/1/2015	6/29/2015
Radomes (Single Aisle Programs)	5/15/2015	6/16/2015	7/14/2015	8/14/2015	9/15/2015	10/12/2015

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2016	Mar 2016	Apr 2016	May 2016	Jun 2016	Jul 2016
Seats	12/15/2015	1/21/2016	2/19/2016	3/23/2016	4/21/2016	5/20/2016
Galleys/Furnishings	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Antennas & Mounting Equipment	10/15/2015	11/20/2015	12/18/2015	1/22/2016	2/22/2016	3/21/2016
Avionics	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Cabin Systems Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Miscellaneous Emergency Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Textiles/Raw Material	8/31/2015	9/29/2015	10/28/2015	12/2/2015	1/11/2016	2/9/2016
Cargo Systems (Singe Aisle Programs)	11/24/2015	12/23/2015	1/29/2016	3/2/2016	3/31/2016	4/29/2016
Provision Kits (Single Aisle Programs)	7/24/2015	8/24/2015	9/29/2015	11/2/2105	12/1/2015	12/23/2015
Radomes (Single Aisle Programs)	11/9/2015	12/14/2015	1/12/2016	2/16/2016	3/14/2016	4/13/2016

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2016	Sep 2016	Oct 2016	Nov 2016	Dec 2016	Jan 2017
Seats	6/22/2015	7/21/2016	8/23/2016	9/22/2016	10/21/2016	11/18/2016
Galleys/Furnishings	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Antennas & Mounting Equipment	4/22/2016	5/20/2016	6/23/2016	7/22/2016	8/22/2106	9/19/2016
Avionics	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Cabin Systems Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016

Attachment B to Exhibit E of PA 1810		SA-92

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Textiles/Raw Material	3/10/2016	4/7/2016	5/10/2016	6/9/2016	7/11/2016	8/9/2016
Cargo Systems (Singe Aisle Programs)	6/1/2016	7/1/2016	8/2/2016	9/1/2016	10/1/2016	10/28/2016
Provision Kits (Single Aisle Programs)	2/1/2016	3/1/2016	4/1/2016	5/2/2016	6/1/2016	6/28/2016
Radomes (Single Aisle Programs)	5/16/2016	5/13/2016	7/15/2016	8/15/2016	9/14/2016	10/11/2016

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2017	Mar 2017	Apr 2017	May 2017	Jun 2017	Jul 2017
Seats	12/14/2016	1/23/2017	2/20/2017	3/23/2017	4/20/2017	5/22/2017
Galleys/Furnishings	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Antennas & Mounting Equipment	10/14/2016	11/23/2016	12/20/2016	1/23/2017	2/20/2017	3/22/2017
Avionics	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Cabin Systems Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Miscellaneous Emergency Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Textiles/Raw Material	8/30/2016	9/29/2016	10/27/2016	12/1/2016	1/9/2017	2/8/2017
Cargo Systems (Singe Aisle Programs)	11/23/2016	1/3/2017	1/30/2017	3/2/2017	3/30/3017	5/1/2017
Provision Kits (Single Aisle Programs)	7/22/2016	9/2/2016	9/30/2016	11/2/2016	11/30/2016	1/3/2017
Radomes (Single Aisle Programs)	12/14/2016	1/23/2017	1/13/2017	2/16/2017	3/13/2017	4/14/2017

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2017	Sep 2017	Oct 2017	Nov 2017	Dec 2017	Jan 2018
Seats	6/22/2017	6/22/2017	8/23/2017	9/21/2017	10/23/2017	11/13/17
Galleys/Furnishings	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017	11/06/17
Antennas & Mounting Equipment	4/21/2017	4/21/2017	6/23/2017	7/21/2017	8/23/2017	09/15/17
Avionics	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017	11/06/17
Cabin Systems Equipment	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/182017	11/06/17
Miscellaneous Emergency Equipment	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017	11/06/17

Attachment B to Exhibit E of PA 1810		SA-92

BOEING PROPRIETARY

Textiles/Raw Material	3/10/2017	3/10/2017	5/10/2017	6/8/2017	7/11/2017	08/01/17
Cargo Systems (Singe Aisle Programs)	6/1/2017	6/1/2017	8/2/2017	8/31/2017	10/4/2017	10/23/17
Provision Kits (Single Aisle Programs)	2/1/2017	2/1/2017	4/3/2017	4/28/3017	6/5/2017	06/28/17
Radomes (Single Aisle Programs)	5/15/2017	5/15/2017	7/17/2017	8/14/2017	9/18/2017	10/06/17

Preliminary On-Dock Dates Month of Delivery
Item	Feb-18	Mar-18	Apr-18	May-18	Jun-18
Seats	12/15/2017	1/22/2018	2/21/2018	3/22/2018	4/24/2018
Galleys/Furnishings	12/8/2017	1/15/2018	2/14/2018	3/15/2018	4/17/2018
Antennas & Mounting Equipment	10/17/2017	11/14/2017	12/18/2017	1/24/2018	2/26/2018
Avionics	12/8/2017	1/15/2018	2/14/2018	3/15/2018	4/17/2018
Cabin Systems Equipment	12/8/2017	1/15/2018	2/14/2018	3/15/2018	4/17/2018
Miscellaneous Emergency Equipment	12/8/2017	1/15/2018	2/14/2018	3/15/2018	4/17/2018
Textiles/Raw Material	8/31/2017	9/29/2017	10/31/2017	12/1/2017	1/11/2018
Cargo Systems (Singe Aisle Programs)	11/22/2017	12/22/2017	1/31/2018	3/1/2018	4/3/2018
Provision Kits (Single Aisle Programs)	7/31/2017	8/28/2017	9/28/2017	10/27/2017	12/1/2017
Radomes (Single Aisle Programs)	11/7/2017	12/7/2017	1/16/2018	2/14/2018	3/19/2018

3. Additional Delivery Requirements - Import.
Buyer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Buyer’s BFE shipments comply with U.S. Customs Service regulations. In the event Buyer requests Boeing, in writing, to act as importer of record for Buyer’s BFE, and Boeing agrees to such request, Buyer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Buyer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Buyer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

Attachment B to Exhibit E of PA 1810		SA-92

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-1810-LA-1001315R4

Southwest Airlines Co.
2707 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

***

1.	***

2.	***

***
P.A. No. 1810	SA-92

Southwest Airlines Co.
SWA-PA-1810-LA-1001315R4

3.	***

***
P.A. No. 1810	SA-92

Southwest Airlines Co.
SWA-PA-1810-LA-1001315R4

4.	***

***
P.A. No. 1810	SA-92

Southwest Airlines Co.
SWA-PA-1810-LA-1001315R4

5.	***

6.	Assignment.

***
P.A. No. 1810	SA-92

Southwest Airlines Co.
SWA-PA-1810-LA-1001315R4

Notwithstanding any other provisions of the Agreement, the rights and obligations described in this Letter Agreement, ***, have been provided to Buyer and cannot be assigned, in whole or in part.

5.	Confidential Treatment

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Section) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Section, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 21, 2015

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & COO

***
P.A. No. 1810	SA-92

Attachment A to SWA-PA-1810-LA1001315R4

***
Letter Agmt SWA-PA-1810-LA-1001315R4; paragraph 3.3

No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year	***
1	737-700	T-W-2b	36962	July-11	1999	***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011	***
6	737-800	800LUV	36983	April-12	2011	***
7	737-800	800LUV	36985	May-12	2011	***
8	737-800	800LUV	36987	May-12	2011	***
9	737-800	800LUV	36990	July-12	2011	***
10	737-800	800LUV	36992	August-12	2011	***
11	737-800	800LUV	36994	September-12	2011	***
12	737-800	800LUV	37003	November-12	2011	***
13	737-800	800LUV	37009	December-12	2011	***
14	737-800	800LUV	36973	March-13	2011	***
15	737-800	800LUV	36998	March-13	2011	***
16	737-800	800LUV	36908	April-13	2011	***
17	737-800	800LUV	36933	September-13	2011	***
18	737-800	800LUV	42526	November-13	2011	***
19	737-800	800LUV	37004	March-14	2011	***
20	737-800	800LUV	42521	May-14	2011	***
21	737-800	800LUV	42522	June-14	2011	***
22	737-800	800LUV	60082	June-14	2011	***
23	737-800	800LUV	60083	June-14	2011	***
24	737-800	800LUV	42523	June-14	2011	***
25	737-800	800LUV	60084	July-14	2011	***
26	737-800	800LUV	60085	July-14	2011	***
27	737-800	800LUV	60086	July-14	2011	***
28	737-800	800LUV	42524	December-14	2011	***
29	737-800	800LUV	42525	August-14	2011	***
30	737-800	800LUV	36935	August-14	2011	***
31	737-800	800LUV	42527	September-14	2011	***
32	737-800	800LUV	42528	August-14	2011	***
33	737-800	800LUV	42531	September-14	2011	***
34	737-800	800LUV	36909	September-14	2011	***
35	737-800	800LUV	42529	December-14	2011	***
36	737-800	800LUV	42530	December-14	2011	***
37	737-800	800LUV	37045	December-14	2011	***
38	737-800	800LUV	37037	December-14	2011	***
39	737-800	800LUV	42535	January-15	2011	***
40	737-800	800LUV	36940	November-15	2011	***
41	737-800	800LUV	36938	May-16	2011
42	737-800	800LUV	36939	May-16	2011
43	737-800	800LUV	36945	July-16	2011
44	737-800	800LUV	36977	September-16	2011
45	737-800	800LUV	42532	January-17	2011
46	737-800	800LUV	36910	January-17	2011
47	737-800	800LUV	36970	February-17	2011
48	737-800	800LUV	36969	February-17	2011

BOEING PROPRIETARY	SA-92

Attachment A to SWA-PA-1810-LA1001315R4

49	737-800	800LUV	36972	March-17	2011
50	737-800	800LUV	36927	April-17	2011
51	737-800	800LUV	36974	April-17	2011
52	737-800	800LUV	36925	~~May-17~~ November-2016	2011	*
53	737-800	800LUV	36975	~~May-17~~ December-2016	2011	*
54	737-800	800LUV	36976	~~Jun-2017~~ December-2016	2011	*
55	737-800	800LUV	36926	January-18	2011
56	737-800	800LUV	42533	February-18	2011
57	737-800	800LUV	42545	February-18	2011
58	737-800	800LUV	42534	March-18	2011
59	737-800	800LUV	tbd	May-17	2011
60	737-800	800LUV	tbd	May-17	2011
61	737-800	800LUV	tbd	June-17	2011
62	737-800	800LUV	tbd	July-17	2011

*Accelerated in SA-92

BOEING PROPRIETARY	SA-92

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

SWA-PA-1810-LA-1003490R4

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the Block 800LUV Aircraft identified in Tables 1b, 1c and 1d of the Purchase Agreement (Block 800LUV Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***

SWA-PA-1810-LA-1003490R4	Page 1
***	SA-92
BOEING PROPRIETARY

2.    ***

3.    ***

SWA-PA-1810-LA-1003490R4	Page 2
***	SA-92
BOEING PROPRIETARY

4.    Assignment.
Unless otherwise noted herein, *** described in this Letter Agreement are provided *** in consideration of Buyer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
5.    Confidentiality.
Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 21, 2015

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & COO

SWA-PA-1810-LA-1003490R4	Page 3
***	SA-92
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

SWA-PA-1810-LA-1105884R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	Option Aircraft

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737‑7H4 and 737-8H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) the additional Model 737-8H4 aircraft as described in paragraph 1 of Attachment A hereto and listed in Attachment B hereto (Option Aircraft).

1.    Delivery of Option Aircraft.

The Option Aircraft will be delivered to Buyer during or before the months set forth in Attachment B to this Letter Agreement.

2.    Price.

2.1    The advance payment base prices of the Option Aircraft are set forth in Attachment B to this Agreement. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A to this Letter Agreement.

2.2    The Advance Payment Base Prices of the Option Aircraft identified in Attachment B to this Letter Agreement do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features per Option Aircraft (expressed in 2011 STE dollars) is listed in Attachment B. Attachment B to this Letter Agreement lists the Advance Payment Base Price per Option Aircraft.

2.3    The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change BFE to SPE.

SA-92
BOEING PROPRIETARY

3.    Option Aircraft Payment.

3.1    In consideration of the granting of the Options as set forth herein, on the date of execution of this Letter Agreement, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in the definitive agreement for such Option Aircraft. In the event that Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 4 herein.

3.2    Unless otherwise agreed by the parties, advance payments in the amount of *** of the advance payment base price will be payable on the Option Aircraft in accordance with Attachment B of this Letter Agreement. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

4.    Option Exercise.

4.1    To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before eighteen (18) months prior to the first day of the delivery month of each Option Aircraft.

4.2    It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.

5.    Contract Terms.

5.1    It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 4 covering the detailed terms and conditions for the sale of such Option Aircraft.

5.2    Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then‑current standard form of purchase agreement for the sale of Model 737‑800 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party

SWA-PA-1810-LA-1105884R2	Page 2
Option Aircraft	SA-92
BOEING PROPRIETARY

may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

6.    Termination of Option to Purchase.

6.1    Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

(i)    termination of the purchase of the Aircraft under the Agreement for any reason;

(ii)    payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 3.1 herein;

(iii)    exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

6.2    Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

6.3    Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

6.4    Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

6.5    ***

7.    Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6‑1162‑RLL‑934, as amended.

SWA-PA-1810-LA-1105884R2	Page 3
Option Aircraft	SA-92
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 21, 2015

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & COO

Attachments

SWA-PA-1810-LA-1105884R2	Page 4
Option Aircraft	SA-92
BOEING PROPRIETARY

Attachment A to
SWA-PA-1810-LA-1105884R2

Model 737‑8H4 Aircraft

1.    Option Aircraft Description and Changes.

1.1    Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D019A001SWA38P-1 Rev F, Dated September 9, 2015.

1.2    Changes. The Detail Specification will be revised to include:

(1)    Changes applicable to the basic Model 737‑800 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

(2)    Changes mutually agreed upon.

(3)    Changes required to obtain a Standard Certificate of Airworthiness.

(4)    To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

(i)    to adjust the scheduled delivery of the Option Aircraft to a later time period and,

(ii)    to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

1.3    Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.
2.    Price Description.

2.1    Price Elements Per Aircraft. The Aircraft Basic Price detailed in Attachment B to this Letter Agreement is added to the estimated Ecomomic Price Adjustment to determine the Advance Payment Base Price of the Option Aircraft (also listed in Attachment B of this Letter Agreement).

2.2    ***

P.A. No. 1810	SA-92

Attachment A to
SWA-PA-1810-LA-1105884R2

P.A. No. 1810	SA-92

Attachment B To
Letter Agreement SWA-PA-1810-LA-1105884R2
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	174,200 pounds	Detail Specification:	D019A001SWA38 (1/9/2015)

Engine Model/Thrust:	CFM56-7B27	27,300 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Airframe Price:	***	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features Estimate:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Deposit per Aircraft:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2018	1	***	***	***	***	***	***
Feb-2018	2	***	***	***	***	***	***
Mar-2018	1	***	***	***	***	***	***
Apr-2018	1	***	***	***	***	***	***
May-2018	2	***	***	***	***	***	***
Jun-2018	2	***	***	***	***	***	***
Jul-2018	2	***	***	***	***	***	***
Aug-2018	3	***	***	***	***	***	***
Sep-2018	1	***	***	***	***	***	***
Oct-2018	1	***	***	***	***	***	***
Nov-2018	1	***	***	***	***	***	***
Dec-2018	1	***	***	***	***	***	***
Total:	18

SA-92
SWA-PA-01810 82233-1F.TXT	BOEING PROPRIETARY	Page 1

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the Block 800LUV Aircraft identified in Tables 1b, 1c and 1d to the Purchase Agreement (Firm Aircraft), and the Option Aircraft identified in the Attachment to Letter Agreement No. SWA-PA-1810-LA-1105884R2 to the Purchase Agreement (Option Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.    ***

2.    ***

P.A. No. 1810	SA-92
SWA-PA-1810-LA-1105886R2	Page 1
BOEING PROPRIETARY

3.    Confidentiality.
Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.
4.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Buyer in consideration of Buyer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

[Signature page follows.]

[Remainder of page intentionally left blank.]

P.A. No. 1810	SA-92
SWA-PA-1810-LA-1105886R2	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 21, 2015

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & COO

P.A. No. 1810	SA-92
SWA-PA-1810-LA-1105886R2	Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

SWA-PA-1810-LA-1105888R5

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

1.    ***

SWA-PA-1810-LA-1105888R5	Page 1
***	SA-92
BOEING PROPRIETARY

2.    Termination of Agreements relating to Large Area Display System. Boeing and Buyer hereby terminate all agreements relating to the installation of large area display systems on Buyer’s 737-300/-500 aircraft in Buyer’s fleet (LADS Project). *** Boeing and Buyer hereby agree that neither party shall have any further obligations with respect to the LADS Project.

3.    ***

SWA-PA-1810-LA-1105888R5	Page 2
***	SA-92
BOEING PROPRIETARY

*** Aircraft by MSN
36717	33943
34861	33925
33923	36724
36718	33917
33929	34479
36399	34862
33927	35110
33928	33918
35109	33930
35788	33931
36091	33921
33926	33922
33919	36725
33934	33933
33924	36716

4.    Assignment.
The business terms described in this Letter Agreement are provided *** in consideration of Buyer’s taking title to the Firm Aircraft and Option Aircraft at time of delivery and becoming the operator of the Firm Aircraft and Option Aircraft. Under no circumstances will Buyer be permitted to assign the business terms set forth herein.

5.    Confidentiality
Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a

SWA-PA-1810-LA-1105888R5	Page 3
***	SA-92
BOEING PROPRIETARY

confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 21, 2015

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & COO

SWA-PA-1810-LA-1105888R5	Page 4
***	SA-92
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

SWA-PA-1810-LA-1303010R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	(a) Purchase Agreement No. PA-1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft (Aircraft)

(b)    Letter Agreement SWA-PA-1810-LA-1003490R4, ***
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
***
1.    ***

SWA-PA-1810-LA-1303010R1	SA-92
***	LA Page 1
BOEING PROPRIETARY

2.    Assignment.
The business terms described in this Letter Agreement are provided *** and in consideration of Buyer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Under no circumstances will Buyer be permitted to assign the business terms set forth herein.
3.    Confidentiality.
Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 21, 2015

Southwest Airlines Co.

By	/s/ Michael Van de Ven

Its	EVP & COO

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BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

SWA-PA-1810-LA-1504814

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. PA-1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
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1.    ***

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BOEING PROPRIETARY

2.    Assignment.
The business terms described in this Letter Agreement are provided *** in consideration of Buyer’s taking title to the Firm Aircraft and Option Aircraft at time of delivery and becoming the operator of the Firm Aircraft and Option Aircraft. Under no circumstances will Buyer be permitted to assign the business terms set forth herein.
3.    Confidentiality
Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 21, 2015

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & COO

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